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                                                                  EXHIBIT 23.1


                    CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 16, 2000 in the Registration Statement (Form S-1) and related Prospectus of medcenterdirect.com, inc. for the registration of _________ shares of its common stock.


                                           Ernst & Young LLP


Atlanta, Georgia
March 21, 2000